Regulatory Matters, Commitments, Contingencies And Environmental Liabilities	12 Months Ended
Dec. 31, 2016
Regulatory Matters, Commitments, Contingencies And Environmental Liabilities [Abstract]
Regulatory Matters, Commitments, Contingencies And Environmental Liabilities
REGULATORY MATTERS, COMMITMENTS, CONTINGENCIES AND ENVIRONMENTAL LIABILITIES:
Contingent Residual Support Agreement — AmeriGas
In connection with the closing of the contribution of its propane operations in January 2012, ETP agreed to provide contingent residual support of $1.55 billion of intercompany borrowings made by AmeriGas and certain of its affiliates with maturities through 2022 from a finance subsidiary of AmeriGas that have maturity dates and repayment terms that mirror those of an equal principal amount of senior notes issued by this finance company subsidiary to third-party purchases. In 2016, AmeriGas repurchased certain of its senior notes, which caused a reduction in the amount supported by ETP under the contingent residual support agreement. In February 2017, AmeriGas repurchased $378 million of its 7.00% senior notes, which reduced the remaining amount supported by ETP to $122 million.
Guarantee of Sunoco LP Notes
In connection with previous transactions whereby Retail Holdings contributed assets to Sunoco LP, Retail Holdings provided a limited contingent guarantee of collection, but not of payment, to Sunoco LP with respect to (i) $800 million principal amount of 6.375% senior notes due 2023 issued by Sunoco LP, (ii) $800 million principal amount of 6.25% senior notes due 2021 issued by Sunoco LP and (iii) $2.035 billion aggregate principal for Sunoco LP’s term loan due 2019. In December 2016, Retail Holdings contributed its interests in Sunoco LP, along with the assignment of the guarantee of Sunoco LP’s senior notes, to its subsidiary, ETC M-A Acquisition LLC.
NGL Pipeline Regulation
We have interests in NGL pipelines located in Texas and New Mexico. We commenced the interstate transportation of NGLs in 2013, which is subject to the jurisdiction of the FERC under the Interstate Commerce Act (“ICA”) and the Energy Policy Act of 1992. Under the ICA, tariff rates must be just and reasonable and not unduly discriminatory and pipelines may not confer any undue preference. The tariff rates established for interstate services were based on a negotiated agreement; however, the FERC’s rate-making methodologies may limit our ability to set rates based on our actual costs, may delay or limit the use of rates that reflect increased costs and may subject us to potentially burdensome and expensive operational, reporting and other requirements. Any of the foregoing could adversely affect our business, revenues and cash flow.
FERC Audit
In March 2016, the FERC commenced an audit of Trunkline for the period from January 1, 2013 to present to evaluate Trunkline’s compliance with the requirements of its FERC gas tariff, the accounting regulations of the Uniform System of Accounts as prescribed by the FERC, and the FERC’s annual reporting requirements. The audit is ongoing.
Commitments
In the normal course of business, ETP purchases, processes and sells natural gas pursuant to long-term contracts and enters into long-term transportation and storage agreements. Such contracts contain terms that are customary in the industry. We believe that the terms of these agreements are commercially reasonable and will not have a material adverse effect on its financial position or results of operations.
ETP’s joint venture agreements require that they fund their proportionate share of capital contributions to their unconsolidated affiliates. Such contributions will depend upon their unconsolidated affiliates’ capital requirements, such as for funding capital projects or repayment of long-term obligations.
We have certain non-cancelable leases for property and equipment, which require fixed monthly rental payments and expire at various dates through 2034. The table below reflects rental expense under these operating leases included in operating expenses in the accompanying statements of operations, which include contingent rentals, and rental expense recovered through related sublease rental income:

	Years Ended December 31,
	2016	2015	2014
Rental expense(1)	$129	$205	$98
Less: Sublease rental income	(30)	(16)	(26)
Rental expense, net	$99	$189	$72

(1)	Includes contingent rentals totaling $23 million, $26 million and $24 million for the years ended December 31, 2016, 2015 and 2014, respectively.
Future minimum lease commitments for such leases are:

Years Ending December 31:
2017	$82
2018	67
2019	55
2020	52
2021	53
Thereafter	219
Future minimum lease commitments	528
Less: Sublease rental income	(79)
Net future minimum lease commitments	$449

Litigation and Contingencies
We may, from time to time, be involved in litigation and claims arising out of our operations in the normal course of business. Natural gas and crude oil are flammable and combustible. Serious personal injury and significant property damage can arise in connection with their transportation, storage or use. In the ordinary course of business, we are sometimes threatened with or named as a defendant in various lawsuits seeking actual and punitive damages for product liability, personal injury and property damage. We maintain liability insurance with insurers in amounts and with coverage and deductibles management believes are reasonable and prudent, and which are generally accepted in the industry. However, there can be no assurance that the levels of insurance protection currently in effect will continue to be available at reasonable prices or that such levels will remain adequate to protect us from material expenses related to product liability, personal injury or property damage in the future.
Dakota Access Pipeline
During the summer of 2016, individuals affiliated with, or sympathetic to, the Standing Rock Sioux Tribe (the “SRST”) began gathering near a construction site on the Dakota Access pipeline project in North Dakota to protest the development of the pipeline project. Some of the protesters eventually trespassed on to the construction site, tampered with equipment, and disrupted construction activity at the site.  At this time, we are working with the various authorities to mitigate the effects of this largely unlawful protest. We believe that Dakota Access now has the necessary permits and approvals to perform all work on the pipeline project. In response to the protests, Dakota Access filed a lawsuit in federal court in North Dakota to restrain protestors from disrupting construction and also requested a temporary restraining order (“TRO”) against the Chairman of the SRST and the protestors. The U.S. District Court granted Dakota Access’s request for a TRO, and the defendants filed a motion to dismiss the case and dissolve the TRO. The Court later granted the defendants’ motions to dissolve the TRO. Dakota Access filed a response to the defendant’s motion to dismiss, and the Court has yet to rule. At this time, we cannot determine how long the protest will continue, how the legal action will be resolved. Construction work on the pipeline is ongoing, and, barring legal delays, we expect the final portion of the pipeline to be completed in March or April. Additional protests or legal actions may arise in connection with our Dakota Access project or other projects. Trespass on to construction sites or our physical facilities, or other disruptions, could result in further damage to our assets, safety incidents, potential liability or project delays.
In July 2016, the U.S. Army Corps of Engineers (“USACE”) issued permits to Dakota Access consistent with environmental and historic preservation statutes for the pipeline to make two crossings of the Missouri River in North Dakota, including a crossing of the Missouri River at Lake Oahe. The USACE has also issued an easement to allow the pipeline to cross land owned by the USACE adjacent to the Missouri River in two locations. The SRST filed a lawsuit in the U.S. District Court for the District of Columbia against the USACE challenging the legality of the permits issued for the construction of the Dakota Access pipeline across those waterways and claiming violations of the National Historic Preservation Act (“NHPA”). The SRST also sought a preliminary injunction to rescind the USACE permits while the case is pending. Dakota Access’ moved to intervene in the case and that motion was granted by the Court. The SRST has also sought an emergency TRO to stop construction on the pipeline project. On September 9, 2016, the Court denied SRST’s motion for a preliminary injunction. After that decision, the Department of the Army, the Department of Justice, and the Department of the Interior released a joint statement stating that the USACE would not grant the easement for the land adjacent to Lake Oahe until the federal departments completed a review of the SRST’s claims in its lawsuit with respect to the USACE’s compliance with certain federal statutes in connection with its activities related to the granting of the permits. The SRST appealed the denial of the preliminary injunction to the U.S. Court of Appeals for the D.C. Circuit and filed an emergency motion for an injunction pending the appeal to the U.S. District Court. The U.S. District Court denied SRST’s emergency motion for an injunction pending the appeal. The SRST filed an amended complaint and added claims based on treaties between the tribes and the United States and statues governing the use of government property. The D.C. Circuit denied the SRST’s application for a stay pending appeal and later dismissed the SRST’s appeal of the denied TRO.
In December 2016, the Department of the Army announced that, although its prior actions complied with the law, it intended to conduct further environmental review of the crossing at Lake Oahe. In January 2017, pursuant to a presidential memorandum, the Department the Department of the Army decided that no further environmental review was necessary and delivered Dakota Access an easement to cross Lake Oahe. Construction at the site is ongoing. In the fall of 2016, the Cheyenne River Sioux Tribe intervened alongside the SRST. After USACE gave Dakota Access its final easement, the Cheyenne River Sioux moved for a preliminary injunction and temporary restraining order blocking construction. These motions raised, for the first time, claims based on the religious rights of the Tribe. The district court denied the TRO and has yet to decide whether to grant a preliminary injunction. The SRST has also moved for summary judgment on its claims against the government based on its treaty rights and the National Environmental Policy Act, and the district court is still considering this motion. Briefing is ongoing.
In addition, the Oglala and Yankton Sioux tribes have filed related lawsuits in an effort to prevent construction of the Dakota Access pipeline project.
While we believe that the pending lawsuits are unlikely to block construction or operation of the pipeline and that construction on the land adjacent to Lake Oahe will be completed in a timely manner, we cannot assure this outcome. Any significant delay imposed by the court will delay the receipt of revenue from this project. We cannot determine when or how these lawsuits will be resolved or the impact they may have on the Dakota Access project.
Mont Belvieu Incident
On June 26, 2016, a hydrocarbon storage well located on another operator’s facility adjacent to Lone Star NGL Mont Belvieu’s (Lone Star) facilities in Mont Belvieu, Texas experienced an over-pressurization resulting in a subsurface release. The subsurface release caused a fire at Lone Star’s South Terminal (CMB) and damage to Lone Star’s storage well operations at its South and North Terminals. Normal operations have resumed at the facilities with the exception of one of Lone Star’s storage wells. The extent of possible damages is still under investigation.
MTBE Litigation
Sunoco, Inc. and/or Sunoco, Inc. (R&M), along with other refiners, manufacturers and sellers of gasoline, are defendants in lawsuits alleging MTBE contamination of groundwater. The plaintiffs typically include water purveyors and municipalities responsible for supplying drinking water and governmental authorities. The plaintiffs primarily assert product liability claims and additional claims including nuisance, trespass, negligence, violation of environmental laws and deceptive business practices. The plaintiffs in all of the cases seek to recover compensatory damages, and in some cases also seek natural resource damages, injunctive relief, punitive damages and attorneys’ fees.
As of December 31, 2016, Sunoco, Inc. is a defendant in six cases, including cases initiated by the States of New Jersey, Vermont, Pennsylvania, Rhode Island, and two others by the Commonwealth of Puerto Rico with the more recent Puerto Rico action being a companion case alleging damages for additional sites beyond those at issue in the initial Puerto Rico action. Four of these cases are venued in a multidistrict litigation proceeding in a New York federal court. The New Jersey, Puerto Rico, Vermont, and Pennsylvania cases assert natural resource damage claims.
Fact discovery has concluded with respect to an initial set of 19 sites each that will be the subject of the first trial phase in the New Jersey case and the initial Puerto Rico case. The initial set of 19 New Jersey trial sites are now pending before the United States District Judge for the District of New Jersey, the Hon. Freda L. Wolfson for the pre-trial and trial phases. Judge Wolfson then referred the case to United States Magistrate Judge for the District of New Jersey, the Hon. Lois H. Goodman. Judge Goodman conducted a status conference with all of the parties and inquired whether the parties will engage in a global mediation and instructed the parties to exchange possible mediator names. All parties agreed to participate in global settlement discussions in a global mediation forum before Hon. Garrett Brown (Ret.), a Judicial Arbitration Mediation Service mediator. The remaining portion of the New Jersey case remains in the multidistrict litigation. The first mediation session with Judge Brown is scheduled for November 2 through November 3, 2016. In early 2017, Sunoco, Inc. and two other co-defendants reached a settlement in principle with the State of New Jersey, subject to the parties agreeing on the terms and conditions of a Settlement and Release agreement. It is reasonably possible that a loss may be realized in the remaining cases; however, we are unable to estimate the possible loss or range of loss in excess of amounts accrued. Management believes that an adverse determination with respect to one or more of the MTBE cases could have a significant impact on results of operations during the period in which any said adverse determination occurs, but does not believe that any such adverse determination would have a material adverse effect on the Partnership’s consolidated financial position.
Regency Merger Litigation
Following the January 26, 2015 announcement of the Regency Merger, purported Regency unitholders filed lawsuits in state and federal courts in Dallas and Delaware asserting claims relating to the Regency Merger. All Regency Merger-related lawsuits have been dismissed, although one lawsuit remains pending on appeal. On June 10, 2015, Adrian Dieckman (“Dieckman”), a purported Regency unitholder, filed a class action complaint on behalf of Regency’s common unitholders in the Court of Chancery of the State of Delaware. The lawsuit alleges that the Regency Merger breached the Regency partnership agreement because Regency’s conflicts committee was not properly formed, and the Regency Merger was not approved in good faith. Defendants filed a motion to dismiss, and on March 29, 2016, the Delaware court granted Defendants’ motion and dismissed the lawsuit. On April 26, 2016, Dieckman filed his Notice of Appeal to the Supreme Court of Delaware. This appeal is styled Adrian Dieckman v. Regency GP LP, et al., No. 208, 2016, in the Supreme Court of the State of Delaware. Dieckman filed his Opening Brief on June 9, 2016, and Defendants’ filed their Answering Brief on July 29, 2016. On August 31, 2016, Dieckman filed his Reply Brief. Oral argument was held on November 16, 2016 before the Delaware Supreme Court. On January 20, 2017, the Delaware Supreme Court issued an order reversing the judgment of the Court of Chancery that dismissed Counts I and II of the Dieckman’s Complaint.
Enterprise Products Partners, L.P. and Enterprise Products Operating LLC Litigation
On January 27, 2014, a trial commenced between ETP against Enterprise Products Partners, L.P. and Enterprise Products Operating LLC (collectively, “Enterprise”) and Enbridge (US) Inc.  Trial resulted in a verdict in favor of ETP against Enterprise that consisted of $319 million in compensatory damages and $595 million in disgorgement to ETP.  The jury also found that ETP owed Enterprise $1 million under a reimbursement agreement.  On July 29, 2014, the trial court entered a final judgment in favor of ETP and awarded ETP $536 million, consisting of compensatory damages, disgorgement, and pre-judgment interest.  The trial court also ordered that ETP shall be entitled to recover post-judgment interest and costs of court and that Enterprise is not entitled to any net recovery on its counterclaims.  Enterprise has filed a notice of appeal with the Texas Court of Appeals, and briefing by Enterprise and ETP is complete. Oral argument was held on April 20, 2016. The Court of Appeals is taking the briefs under advisement. In accordance with GAAP, no amounts related to the original verdict or the July 29, 2014 final judgment will be recorded in our financial statements until the appeal process is completed.
Sunoco Logistics Merger Litigation
Between January 6, 2017 and February 8, 2017, seven purported ETP common unitholders (“Plaintiffs”) separately filed seven putative unitholder class action lawsuits challenging the merger and the disclosures made in connection with the merger. The lawsuits are styled (a) Koma v. Energy Transfer Partners, L.P., et al., Case No. 3:17-cv-00060-G, in the United States District Court for the Northern District of Texas, Dallas Division (the “Koma Lawsuit”); (b) Ashraf v. Energy Transfer Partners, L.P. et al., Case No. 3:17-cv-00118-B, in the United States District Court for the Northern District of Texas, Dallas Division (the “Ashraf Lawsuit”); (c) Shure v. Energy Transfer Partners, L.P. et al., Case No. 1:17-cv-00044-UNA, in the United States District Court for the District of Delaware (the “Shure Lawsuit”); (d) Verlin v. Energy Transfer Partners, L.P. et al., Case No. 1:17-cv-00045-UNA, in the United States District Court for the District of Delaware (the “Verlin Lawsuit”); (e) Duany v. Energy Transfer Partners, L.P. et al., Case No. 1:17-cv-00058-UNA, in the United States District Court for the District of Delaware (the “Duany Lawsuit”); (f) Epstein v. Energy Transfer Partners, L.P. et. al., Case No, 1:17-cv-00069, in the United States District Court for the District of Delaware (the “Epstein Lawsuit”) and (g) Sgnilek v. Energy Transfer Partners, L.P. et al., Case No. 1:17-cv-00141, in the United States District Court for the District of Delaware (the “Sgnilek Lawsuit” and collectively with the Koma Lawsuit, Ashraf Lawsuit, Shure Lawsuit, Verlin Lawsuit, Duany Lawsuit, and Epstein Lawsuit, the “Lawsuits”). The Koma Lawsuit, Ashraf Lawsuit, Duany Lawsuit, and Epstein Lawsuit are filed against ETP, ETP GP, ETP GP, LLC, ETE, and the members of the ETP Board. The Shure Lawsuit and Verlin Lawsuit are filed against ETP, ETP GP, the members of the ETP Board, ETE, Sunoco Logistics, and Sunoco Logistics GP. The Sgnilek Lawsuit is filed against ETP, ETP GP, ETP GP LLC, ETE, the members of the ETP Board, Sunoco Logistics and Sunoco Logistics GP (collectively “Defendants”).
Plaintiffs allege causes of action challenging the merger and the preliminary joint proxy statement/prospectus filed in connection with the merger. According to Plaintiffs, the preliminary joint proxy statement/prospectus is allegedly misleading because, among other things, it fails to disclose certain information concerning, in general, (a) the background and process that led to the merger; (b) ETE’s, ETP’s, and Sunoco Logistics’ financial projections; (c) the financial analysis and fairness opinion provided by Barclays; and (d) alleged conflicts of interest concerning Barclays, ETE, and certain officers and directors of ETP and ETE. Based on these allegations, and in general, Plaintiffs allege that (i) Defendants have violated Section 14(a) of the Exchange Act and Rule 14a-9 promulgated thereunder and (ii) the members of the ETP Board have violated Section 20(a) of the Exchange Act. Plaintiffs in the Shure Lawsuit and Verlin Lawsuit also allege that Sunoco Logistics has violated Section 20(a) of the Exchange Act. Plaintiffs also assert, in general, that the terms of the merger (including, among other terms, the merger consideration) are unfair to ETP common unitholders and resulted from an unfair and conflicted process. Based on these allegations, the Sgnilek Lawsuit alleges that (a) the ETP Board, ETP GP, ETP GP LLC, ETP, and ETE have breached the covenant of good faith and/or fiduciary duties, and (b) Sunoco Logistics and Sunoco Logistics GP have aided and abetted those alleged breaches.
Based on these allegations, Plaintiffs seek to enjoin Defendants from proceeding with or consummating the merger unless and until Defendants disclose the allegedly omitted information summarized above. The Koma Lawsuit and Sgnilek Lawsuit also seek to enjoin Defendants from proceeding with or consummating the merger unless and until the ETP Board adopts and implements processes to obtain the best possible terms for ETP common unitholders. To the extent that the merger is consummated before injunctive relief is granted, Plaintiffs seek to have the merger rescinded. Plaintiffs also seek damages and attorneys’ fees.
Defendants’ dates to answer, move to dismiss, or otherwise respond to the Lawsuits have not yet been set. Defendants cannot predict the outcome of these or any other lawsuits that might be filed subsequent to the date of the filing of this annual report, nor can Defendants predict the amount of time and expense that will be required to resolve such litigation. Defendants believe the Lawsuits are without merit and intend to defend vigorously against the Lawsuits and any other actions challenging the merger.
Litigation Filed By or Against WMB
On April 6, 2016, WMB filed a complaint against ETE and LE GP in the Delaware Court of Chancery (the “First Delaware WMB Litigation”). This lawsuit is styled The Williams Companies, Inc. v. Energy Transfer Equity, L.P., C.A. No. 12168-VCG. WMB alleged that Defendants breached the merger agreement between WMB, ETE, and several of ETE’s affiliates (the “Merger Agreement”) by issuing ETE’s Series A Convertible Preferred Units. According to WMB, the issuance of Convertible Units (the “Issuance”) violates various contractual restrictions on ETE’s actions between the execution and closing of the merger. WMB sought, among other things, to (a) rescind the Issuance and (b) invalidate an amendment to ETE’s partnership agreement that was adopted on March 8, 2016 as part of the Issuance.
On May 3, 2016, ETE and LE GP filed an answer and counterclaim in the First Delaware WMB Litigation. The counterclaim asserts in general that WMB materially breached its obligations under the Merger Agreement by (a) blocking ETE’s attempts to complete a public offering of the Convertible Units, including, among other things, by declining to allow WMB’s independent registered public accounting firm to provide the auditor consent required to be included in the registration statement for a public offering and (b) bringing the Texas WMB Litigation against Mr. Warren in the District Court of Dallas County, Texas.
On May 13, 2016, WMB filed a second lawsuit in the Delaware Court of Chancery against ETE and LE GP and added Energy Transfer Corp LP, ETE Corp GP, LLC, and Energy Transfer Equity GP, LLC as additional defendants (the “Second Delaware WMB Litigation”). This lawsuit is styled The Williams Companies, Inc. v. Energy Transfer Equity, L.P., et al., C.A. No. 12337-VCG. In general, WMB alleged that the defendants breached the Merger Agreement by (a) failing to use commercially reasonable efforts to obtain from Latham & Watkins LLP (“Latham”) the delivery of a tax opinion under Section 721 of the Tax Code (“721 Opinion”), a condition precedent to the closing of the merger, and (b) taking actions that allegedly delayed the SEC in declaring the Form S-4 filed in connection with the merger (the “Form S-4”) effective. WMB asked the Court, in general, to (a) issue a declaratory judgment that ETE breached the Merger Agreement, (b) enjoin ETE from terminating the Merger Agreement on the basis that it failed to obtain a 721 Opinion, (c) enjoin ETE from terminating the Merger Agreement on the basis that the transaction failed to close by the outside date, and (d) force ETE to close the merger or take various other affirmative actions. WMB sought to expedite the second lawsuit, and ETE agreed to expedite both Delaware actions.
ETE also filed an answer and counterclaim in the Second Delaware WMB Litigation. In addition to the counterclaims previously asserted, ETE asserted that WMB materially breached the Merger Agreement by, among other things, (a) modifying or qualifying the WMB board of directors’ recommendation to its stockholders regarding the merger, (b) failing to provide material information to ETE for inclusion in the Form S-4 related to the merger necessary to prevent the Form S-4 from being materially misleading, (c) failing to facilitate the financing of the merger, (d) failing to be reasonable with respect to its withholding of its consent to ETE’s offering of Series A Convertible Preferred Units, and (e) failing to use its reasonable best efforts to consummate the merger. ETE sought, among other things, a declaration that it could validly terminate the Merger Agreement after June 28, 2016 in the event that Latham was unable to deliver the 721 Opinion on or prior to June 28, 2016.
After expedited discovery and a two-day trial on June 20 and 21, 2016, the Court ruled in favor of ETE and issued a declaratory judgment that ETE could terminate the merger after June 28, 2016 because of Latham’s inability to provide the required 721 Opinion. The Court also denied WMB’s requests for injunctive relief. WMB filed a notice of appeal to the Supreme Court of Delaware on June 27, 2016. The appeal is styled The Williams Companies, Inc. v. Energy Transfer Equity, L.P., No. 330, 2016.
Williams filed an amended complaint on September 16, 2016. In the amended complaint, Williams abandons its request for injunctive relief, including its request that the Court order the ETE Defendants to consummate the merger. Instead, Williams seeks a $410 million termination fee and additional damages of up to $10 billion based on the purported lost value of the merger consideration. These damages claims are based on the alleged breaches of the Merger Agreement detailed above, as well as new allegations that the ETE Defendants breached an additional representation and warranty in the Merger Agreement.
The ETE Defendants filed amended counterclaims and affirmative defenses on September 23, 2016. In the amended counterclaim, the ETE Defendants seek a $1.48 billion termination fee under the Merger Agreement and additional damages caused by Williams’ misconduct. These damages claims are based on the alleged breaches of the Merger Agreement detailed above, as well as new allegations that Williams breached the Merger Agreement by failing to disclose material information that was required to be disclosed in the Form S-4. On September 29, 2016, Williams filed a motion to dismiss the ETE Defendants’ amended counterclaims and to strike certain of the ETE Defendants’ affirmative defenses. Following briefing by the parties on Williams’ motion, the Delaware Court of Chancery held oral arguments on November 30, 2016. The parties are awaiting the Court’s decision.
On January 11, 2017, the Delaware Supreme Court held oral arguments on Williams’ appeal of the June 2016 trial. The parties are awaiting the Court’s decision.
The parties are currently engaging in discovery in connection with their amended claims and counterclaims.
Unitholder Litigation Relating to the Issuance
In April 2016, two purported ETE unitholders (the “Issuance Plaintiffs”) filed putative class action lawsuits against ETE, LE GP, Kelcy Warren, John McReynolds, Marshall McCrea, Matthew Ramsey, Ted Collins, K. Rick Turner, William Williams, Ray Davis, and Richard Brannon in the Delaware Court of Chancery. These lawsuits have been consolidated as In re Energy Transfer Equity, L.P. Unitholder Litigation, Consolidated C.A. No. 12197-VCG, in the Court of Chancery of the State of Delaware. Another purported ETE unitholder, Chester County Employees’ Retirement Fund, joined the consolidated action as an additional plaintiff of April 25, 2016.
The Issuance Plaintiffs allege that the Issuance breached various provisions of ETE’s limited partnership agreement. The Issuance Plaintiffs seek, among other things, preliminary and permanent injunctive relief that (a) prevents ETE from making distributions to the Convertible Units and (b) invalidates an amendment to ETE’s partnership agreement that was adopted on March 8, 2016 as part of the issuance of Convertible Units.
The parties engaged in discovery, and Plaintiffs’ filed a consolidated amended complaint on August 29, 2016. In addition to the injunctive relief described above, Plaintiffs seek class-wide damages allegedly resulting from the Issuance.
On September 28, 2016, Defendants and Plaintiffs filed cross-motions for partial summary judgment. The Court held a hearing on the parties’ motions on November 9, 2016 and has taken the matter under advisement.
Other Litigation and Contingencies
We or our subsidiaries are a party to various legal proceedings and/or regulatory proceedings incidental to our businesses. For each of these matters, we evaluate the merits of the case, our exposure to the matter, possible legal or settlement strategies, the likelihood of an unfavorable outcome and the availability of insurance coverage. If we determine that an unfavorable outcome of a particular matter is probable and can be estimated, we accrue the contingent obligation, as well as any expected insurance recoverable amounts related to the contingency. As of December 31, 2016 and 2015, accruals of approximately $93 million and $40 million, respectively, were reflected on our balance sheets related to these contingent obligations. As new information becomes available, our estimates may change. The impact of these changes may have a significant effect on our results of operations in a single period.
The outcome of these matters cannot be predicted with certainty and there can be no assurance that the outcome of a particular matter will not result in the payment of amounts that have not been accrued for the matter. Furthermore, we may revise accrual amounts prior to resolution of a particular contingency based on changes in facts and circumstances or changes in the expected outcome. Currently, we are not able to estimate possible losses or a range of possible losses in excess of amounts accrued.
No amounts have been recorded in our December 31, 2016 or 2015 consolidated balance sheets for contingencies and current litigation, other than amounts disclosed herein.
Compliance Orders from the New Mexico Environmental Department
Regency received a Notice of Violation from the New Mexico Environmental Department on September 23, 2015 for allegations of violations of New Mexico air regulations related to Jal #3. The Partnership has accrued $250,000 related to the claims and will continue to assess its potential exposure to the allegations as the matter progresses. The Air Quality Bureau issued a Settlement Offer for Revised Notice of Violation REG-0569-1402-RI on February 7, 2017. The Settlement Agreement includes a civil penalty of $465,000. Energy Transfer and the New Mexico Environmental Department are scheduling a meeting to discuss the Settlement Offer in March 2017.
Lone Star NGL Fractionators Notice of Enforcement
Lone Star NGL Fractionators received a Notice of Enforcement from the Texas Commission on Environmental Quality on August 28, 2015 for allegations of violations of Texas air regulations related to Mont Belvieu Gas Plant. The Partnership has accrued $50,000 related to this claim as of December 31, 2016 and will continue to assess its potential exposure to the allegations as the matter progresses. As of December 31, 2016, the Agreed Order is in the approval process with the Texas Commission on Environmental Quality and includes a $21,000 Supplemental Environmental Project.
Environmental Matters
Our operations are subject to extensive federal, tribal, state and local environmental and safety laws and regulations that require expenditures to ensure compliance, including related to air emissions and wastewater discharges, at operating facilities and for remediation at current and former facilities as well as waste disposal sites. Historically, our environmental compliance costs have not had a material adverse effect on our results of operations but there can be no assurance that such costs will not be material in the future or that such future compliance with existing, amended or new legal requirements will not have a material adverse effect on our business and operating results. Costs of planning, designing, constructing and operating pipelines, plants and other facilities must incorporate compliance with environmental laws and regulations and safety standards. Failure to comply with these laws and regulations may result in the assessment of administrative, civil and criminal penalties, the imposition of investigatory, remedial and corrective action obligations, the issuance of injunctions in affected areas and the filing of federally authorized citizen suits. Contingent losses related to all significant known environmental matters have been accrued and/or separately disclosed. However, we may revise accrual amounts prior to resolution of a particular contingency based on changes in facts and circumstances or changes in the expected outcome.
Environmental exposures and liabilities are difficult to assess and estimate due to unknown factors such as the magnitude of possible contamination, the timing and extent of remediation, the determination of our liability in proportion to other parties, improvements in cleanup technologies and the extent to which environmental laws and regulations may change in the future. Although environmental costs may have a significant impact on the results of operations for any single period, we believe that such costs will not have a material adverse effect on our financial position.
Based on information available at this time and reviews undertaken to identify potential exposure, we believe the amount reserved for environmental matters is adequate to cover the potential exposure for cleanup costs.
Environmental Remediation
Our subsidiaries are responsible for environmental remediation at certain sites, including the following:

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Certain of our interstate pipelines conduct soil and groundwater remediation related to contamination from past uses of PCBs. PCB assessments are ongoing and, in some cases, our subsidiaries could potentially be held responsible for contamination caused by other parties.

•	Certain gathering and processing systems are responsible for soil and groundwater remediation related to releases of hydrocarbons.

•	Currently operating Sunoco, Inc. retail sites.

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Legacy sites related to Sunoco, Inc. that are subject to environmental assessments, including formerly owned terminals and other logistics assets, retail sites that Sunoco, Inc. no longer operates, closed and/or sold refineries and other formerly owned sites.

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Sunoco, Inc. is potentially subject to joint and several liability for the costs of remediation at sites at which it has been identified as a “potentially responsible party” (“PRP”). As of December 31, 2016, Sunoco, Inc. had been named as a PRP at approximately 50 identified or potentially identifiable “Superfund” sites under federal and/or comparable state law. Sunoco, Inc. is usually one of a number of companies identified as a PRP at a site. Sunoco, Inc. has reviewed the nature and extent of its involvement at each site and other relevant circumstances and, based upon Sunoco, Inc.’s purported nexus to the sites, believes that its potential liability associated with such sites will not be significant.

To the extent estimable, expected remediation costs are included in the amounts recorded for environmental matters in our consolidated balance sheets. In some circumstances, future costs cannot be reasonably estimated because remediation activities are undertaken as claims are made by customers and former customers. To the extent that an environmental remediation obligation is recorded by a subsidiary that applies regulatory accounting policies, amounts that are expected to be recoverable through tariffs or rates are recorded as regulatory assets on our consolidated balance sheets.
The table below reflects the amounts of accrued liabilities recorded in our consolidated balance sheets related to environmental matters that are considered to be probable and reasonably estimable. Currently, we are not able to estimate possible losses or a range of possible losses in excess of amounts accrued. Except for matters discussed above, we do not have any material environmental matters assessed as reasonably possible that would require disclosure in our consolidated financial statements.

	December 31,
	2016	2015
Current	$37	$42
Non-current	348	326
Total environmental liabilities	$385	$368

In 2013, we established a wholly-owned captive insurance company to bear certain risks associated with environmental obligations related to certain sites that are no longer operating. The premiums paid to the captive insurance company include estimates for environmental claims that have been incurred but not reported, based on an actuarially determined fully developed claims expense estimate. In such cases, we accrue losses attributable to unasserted claims based on the discounted estimates that are used to develop the premiums paid to the captive insurance company.
During the years ended December 31, 2016 and 2015, the Partnership recorded $43 million and $38 million, respectively, of expenditures related to environmental cleanup programs.
On December 2, 2010, Sunoco, Inc. entered an Asset Sale and Purchase Agreement to sell the Toledo Refinery to Toledo Refining Company LLC (TRC) wherein Sunoco, Inc. retained certain liabilities associated with the pre-Closing time period.  On January 2, 2013, USEPA issued a Finding of Violation (FOV) to TRC and, on September 30, 2013, EPA issued an NOV/FOV to TRC alleging Clean Air Act violations.  To date, EPA has not issued an FOV or NOV/FOV to Sunoco, Inc. directly but some of EPA’s claims relate to the time period that Sunoco, Inc. operated the refinery.  Specifically, EPA has claimed that the refinery flares were not operated in a manner consistent with good air pollution control practice for minimizing emissions and/or in conformance with their design, and that Sunoco, Inc. submitted semi-annual compliance reports in 2010 and 2011 and EPA that failed to include all of the information required by the regulations. EPA has proposed penalties in excess of $200,000 to resolve the allegations and discussions continue between the parties. The timing or outcome of this matter cannot be reasonably determined at this time, however, we do not expect there to be a material impact to its results of operations, cash flows or financial position.
Our pipeline operations are subject to regulation by the U.S. Department of Transportation under the PHMSA, pursuant to which the PHMSA has established requirements relating to the design, installation, testing, construction, operation, replacement and management of pipeline facilities. Moreover, the PHMSA, through the Office of Pipeline Safety, has promulgated a rule requiring pipeline operators to develop integrity management programs to comprehensively evaluate their pipelines, and take measures to protect pipeline segments located in what the rule refers to as “high consequence areas.” Activities under these integrity management programs involve the performance of internal pipeline inspections, pressure testing or other effective means to assess the integrity of these regulated pipeline segments, and the regulations require prompt action to address integrity issues raised by the assessment and analysis. Integrity testing and assessment of all of these assets will continue, and the potential exists that results of such testing and assessment could cause us to incur future capital and operating expenditures for repairs or upgrades deemed necessary to ensure the continued safe and reliable operation of our pipelines; however, no estimate can be made at this time of the likely range of such expenditures.
In January 2012, Sunoco Logistics experienced a release on its products pipeline in Wellington, Ohio. In connection with this release, the PHMSA issued a Corrective Action Order under which Sunoco Logistics is obligated to follow specific requirements in the investigation of the release and the repair and reactivation of the pipeline. Sunoco Logistics also entered into an Order on Consent with the EPA regarding the environmental remediation of the release site. All requirements of the Order on Consent with the EPA have been fulfilled and the Order has been satisfied and closed. Sunoco Logistics has also received a "No Further Action" approval from the Ohio EPA for all soil and groundwater remediation requirements. In May 2016, Sunoco Logistics received a proposed penalty from the EPA and U.S. Department of Justice associated with this release, and continues to work with the involved parties to bring this matter to closure. The timing and outcome of this matter cannot be reasonably determined at this time. However, Sunoco Logistics does not expect there to be a material impact to its results of operations, cash flows or financial position.
In 2012, the EPA issued a proposed consent agreement related to the releases that occurred at Sunoco Logistics’ pump station/tank farm in Barbers Hill, Texas and pump station/tank farm located in Cromwell, Oklahoma in 2010 and 2011, respectively. These matters were referred to the DOJ by the EPA. In November 2012, Sunoco Logistics received an initial assessment of $1.4 million associated with these releases. Sunoco Logistics is in discussions with the EPA and the DOJ on this matter to resolve the issue. The timing or outcome of this matter cannot be reasonably determined at this time. Sunoco Logistics does not expect there to be a material impact to its results of operations, cash flows or financial position.
In April 2015 and October 2016, the PHMSA issued separate Notices of Probable Violation ("NOPVs") and a Proposed Compliance Order ("PCO") related to Sunoco Logistics’ West Texas Gulf pipeline in connection with repairs being carried out on the pipeline and other administrative and procedural findings. The proposed penalties are in excess of $100,000. Sunoco Logistics does not expect there to be a material impact to its results of operations, cash flows or financial position.
In April 2016, the PHMSA issued a NOPV, PCO and Proposed Civil Penalty related to certain procedures carried out during construction of Sunoco Logistics’ Permian Express 2 pipeline system in Texas.  The proposed penalties are in excess of $100,000. Sunoco Logistics does not expect there to be a material impact to its results of operations, cash flows or financial position.
In June 2016, the PHMSA issued NOPVs and a PCO in connection with alleged violations on Sunoco Logistics’ Texas crude oil pipeline system. The proposed penalties are in excess of $100,000. Sunoco Logistics does not expect there to be a material impact to its results of operations, cash flows or financial position.
In July 2016, the PHMSA issued a NOPV and PCO in connection with inspection and maintenance activities related to a 2013 incident on Sunoco Logistics' crude oil pipeline near Wortham, Texas. The proposed penalties are in excess of $100,000, and Sunoco Logistics is currently in discussions with PHMSA to resolve these matters. The timing or outcome of these matters cannot be reasonably determined at this time, however, Sunoco Logistics does not expect there to be a material impact to its results of operations, cash flows, or financial position.
Our operations are also subject to the requirements of the OSHA, and comparable state laws that regulate the protection of the health and safety of employees. In addition, OSHA’s hazardous communication standard requires that information be maintained about hazardous materials used or produced in our operations and that this information be provided to employees, state and local government authorities and citizens. We believe that our past costs for OSHA required activities, including general industry standards, record keeping requirements, and monitoring of occupational exposure to regulated substances have not had a material adverse effect on our results of operations but there is no assurance that such costs will not be material in the future.